UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2022

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-24843	47-0810385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14301 FNB Parkway, Suite 211
Omaha, Nebraska		68154
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 402 952-1235

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Beneficial Unit Certificates representing assignments of limited partnership interests in America First Multifamily Investors, L.P.	ATAX	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On April 4, 2022, America First Multifamily Investors, L.P. (the “Partnership”) issued a press release announcing the effectiveness of its previously announced 1-for-3 reverse unit split of the Partnership’s outstanding beneficial unit certificates representing assigned limited partnership interests (“BUCs”) (the “Reverse Unit Split”), a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The Reverse Unit Split became effective after market close on April 1, 2022 (the “Effective Date”), and the BUCs will commence trading on a split-adjusted basis on April 4, 2022. In connection with the Reverse Unit Split, the CUSIP number for the BUCs changed to 02364V 206. The BUCs will continue to trade on the Nasdaq Global Select Market under the trading symbol “ATAX.”

Immediately prior to the Reverse Unit Split, there were 66,049,908 BUCs issued and outstanding, and immediately after the Reverse Unit Split the number of issued and outstanding BUCs decreased to approximately 22,016,636. All fractional units created by the Reverse Unit Split were rounded to the nearest whole unit, as provided by the Partnership’s limited partnership agreement. There is not expected to be any direct economic consequence to the Partnership or its unitholders from the Reverse Unit Split. The Reverse Unit Split will affect all BUC holders proportionally and will not alter any BUC holder’s percentage interest in the Partnership’s capital, except to the extent that the Reverse Unit Split would result in some BUC holders owning a fractional BUC.

Forward-Looking Statements

Information contained in this Current Report on Form 8-K contains “forward-looking statements,” including but not limited to statements related to the Reverse Unit Split, which are based on current expectations, forecasts, and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks and uncertainties include, but are not limited to, risks involving fluctuations in short-term interest rates, collateral valuations, bond investment valuations, current maturities of our financing arrangements and our ability to renew or refinance such maturities, and overall economic and credit market conditions. For a further list and description of such risks, see the reports and other filings made by the Partnership with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2021. The Partnership disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated April 4, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICA FIRST MULTIFAMILY INVESTORS, L. P.

Date:	April 4, 2022	By:	/s/ Jesse A. Coury
Printed: Jesse A. Coury Title: Chief Financial Officer